                                                                 [Logo]
                                                                ADVANTUS
                                                             FAMILY OF FUNDS


                                                 ANNUAL REPORT TO SHAREHOLDERS
                                                    ADVANTUS MONEY MARKET FUND



                                                            SEPTEMBER 30, 1996

ADVANTUS MONEY MARKET FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                                                         2

INVESTMENTS IN SECURITIES                                                  4

STATEMENT OF ASSETS AND LIABILITIES                                        7

STATEMENT OF OPERATIONS                                                    8

STATEMENT OF CHANGES IN NET ASSETS                                         9

NOTES TO FINANCIAL STATEMENTS                                             10

INDEPENDENT AUDITORS' REPORT                                              13

FEDERAL INCOME TAX INFORMATION                                            14

SHAREHOLDER SERVICES                                                      15

October 31, 1996                                                         [PHOTO]

Dear Shareholders:

The nation's economic expansion, noted for its longevity, breadth and strength, pressed forward in the third quarter of 1996. The Federal Reserve's decision not to raise interest rates, coupled with the long awaited upswing of several key foreign economies, offers new signs that the expansion, currently in its 23rd quarter, will extend well into next year.

The financial markets shrugged off concerns about an overheated economy to post record highs for both the Dow Jones Industrial Average and the NASDAQ. The current optimism is based partly on a relatively unique phenomenon of this expansion; industrial production, a harbinger of future economic activity, is actually rebuilding depleted inventories. Normally associated with the early stages of an economic recovery, this activity is unusual for a mature expansion and indicates continued economic strength.

Gross Domestic Product (GDP), clipping along at 2.5 - 3.0 percent annually, is hovering above the Fed's comfort level. However, consumer confidence is very high and plays a definite role in our forecast. After experiencing the lowest unemployment rates in nearly seven years, consumers today are employed, confident and spending money which bodes well for continued growth. This higher level of consumer spending is capable of sustaining a strong GDP without risk of exhausting the recovery.

Inflation, a primary concern of a heated up economy, is playing only a minor role in the current recovery. The abundance of material resources supplied from the former communist countries in Eastern Europe and the Soviet Union has mitigated the resource demands of the U.S. economy's strength. In addition, the increase of the world's labor force, in China and elsewhere, provides lower cost production options for many manufacturers, eliminating the need to raise prices. Consequently, we can envision a scenario in which inflation and interest rates actually edge lower in the coming months.

The Advantus Funds took full advantage of the extended expansion and recorded impressive gains across broad industrial segments this year. While mandated wage accelerations will affect many service related industries in the months ahead, we remain cautiously optimistic that most sectors will experience strong growth well into 1997. Further buttressing this report is the fact that in the first year of every Presidential term since 1948, the markets have returned positive performance.

The Advantus family of mutual funds offers a wide array of investment objectives to capture growth potential in many different market segments. Our experienced and dedicated portfolio managers will make the most of each opportunity.

Sincerely

      [SIGNATURE]
Paul Gooding, President
Advantus Capital Management, Inc.

ADVANTUS MONEY MARKET FUND
PERFORMANCE UPDATE
[PHOTO]
WAYNE SCHMIDT, CFA
PORTFOLIO MANAGER
The Advantus Money
Market Fund is a mutual fund designed for investors seeking a high level of current income consistent with preservation of capital and liquidity. The Fund works to achieve its objective by concentrating investments in short-term money market instruments including U.S. Treasury
Bills, high grade commercial paper and
bank certificates of deposit.
  -Seeks to maintain stable net asset value.
  -Free checkwriting and telephone redemption.
  -Dividends declared daily and paid monthly.

INVESTMENT IN THE ADVANTUS MONEY MARKET FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.
PERFORMANCE

The Advantus Money Market Fund's seven day compounded yield was 4.66 percent* as of September 30, 1996. For the trailing twelve months, the Fund's total return was 4.74 percent*.

Money market interest rates were remarkably stable throughout the year, especially when compared to the volatility of longer term rates. The Federal Reserve lowered key short term interest rates by 25 basis points in February and has since elected to keep monetary policy unchanged. Over the past year, yields on the three month U.S. Treasury Bill decreased 38 basis points to yield 5.03 percent on September 30, 1996. The six month U.S. Treasury Bill yield ended the period 33 basis points lower at 5.25 percent.

PORTFOLIO RECAP

At each meeting since the Fed lowered rates, the Federal Open Market Committee has decided to leave the Federal Funds rate and the discount rate unchanged at
5.25 percent and 5.00 percent, respectively. While the Federal Reserve stayed the course, investor expectations called for a 25 basis points rate hike. These expectations moved money market rates temporarily higher, but the lack of Fed action brought short rates back into the low five percent area by September 30, 1996.

The Advantus Money Market Fund maintained the average days to maturity and kept maturities evenly distributed between one and eighty days. This laddered maturity structure keeps the Fund's yield responsive to changes in short term interest rates. The Fund's average days to maturity was 37 days on September 30, 1996, 13 days shorter than the average taxable money market fund.

The Advantus Money Market Fund invests exclusively in U.S. Treasury Bills, U.S. agencies, and high quality commercial paper to maintain both excellent liquidity and quality. Corporate commercial paper, because of its yield advantage, is the primary security in which the Fund invests. It accounted for 91.3 percent of the Fund's net assets at the end of the period.

OUTLOOK

Short term interest rates for the next six months will be a function of economic growth, inflationary expectations, and the Federal Reserve's future monetary policy. The economy should continue to grow at a moderate pace in the upcoming quarters, leaving the door open for the Federal Reserve to raise short term rates. Inflation has been held in check to date, but there are reasons to be concerned about future inflation. A strong U.S. economy coupled with low unemployment, strong job growth, higher commodity prices

                                                      ADVANTUS MONEY MARKET FUND
                                                              SEPTEMBER 30, 1996

and expanding global economies could push inflation rates higher in the months ahead. The Federal Reserve has publicly stated that price stability is their number one goal and they would not hesitate to raise short term rates in an effort to keep economic growth and inflation under control. After the elections, the Federal Reserve can act without political pressure and nudge short term rates higher.

Short term interest rates should be stable to higher over the next six months as the economy experiences moderate growth and the Fed acts to fight inflationary pressures. For money market investors this will translate into attractive yields in the months ahead. If the economy begins to slow down later in 1997, short term interest rates should once again begin to fall.

                            AVERAGE DAYS TO MATURITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            NUMBER OF DAYS
10/3/95                  44
10/10/95                 41
10/17/95                 44
10/24/95                 54
10/31/95                 49
11/7/95                  48
11/14/95                 43
11/21/95                 40
11/28/95                 36
12/5/95                  36
12/12/95                 35
12/19/95                 40
12/26/95                 39
1/2/96                   38
1/9/96                   36
1/16/96                  34
1/23/96                  41
1/30/96                  39
2/6/96                   39
2/13/96                  40
2/20/96                  38
2/27/96                  43
3/5/96                   40
3/12/96                  39
3/19/96                  39
3/26/96                  39
4/2/96                   43
4/9/96                   45
4/16/96                  43
4/23/96                  44
4/30/96                  38
5/7/96                   39
5/14/96                  40
5/21/96                  44
5/28/96                  48
6/4/96                   42
6/11/96                  41
6/18/96                  36
6/25/96                  39
7/2/96                   26
7/9/96                   26
7/16/96                  31
7/23/96                  33
7/30/96                  40
8/6/96                   50
8/13/96                  34
8/20/96                  39
8/27/96                  42
9/3/96                   40
9/10/96                  35
9/17/96                  40
9/24/96                  39
9/30/96                  37

                          SEVEN-DAY COMPOUNDED YIELD*

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           PERCENTAGE
10/3/95          4.97%
10/10/95         5.02%
10/17/95         5.02%
10/24/95         4.99%
10/31/95         5.01%
11/7/95          5.06%
11/14/95         5.03%
11/21/95         5.22%
11/28/95         5.05%
12/5/95          5.01%
12/12/95         5.04%
12/19/95         5.06%
12/26/95         4.95%
1/2/96           4.97%
1/9/96           5.01%
1/16/96          4.92%
1/23/96          4.89%
1/30/96          4.85%
2/6/96           4.80%
2/13/96          4.71%
2/20/96          4.72%
2/27/96          4.62%
3/5/96           4.53%
3/12/96          4.52%
3/19/96          4.47%
3/26/96          4.48%
4/2/96           4.46%
4/9/96           4.49%
4/16/96          4.51%
4/23/96          4.52%
4/30/96          4.55%
5/7/96           4.55%
5/14/96          4.55%
5/21/96          4.57%
5/28/96          4.55%
6/4/96           4.58%
6/11/96          4.58%
6/18/96          4.61%
6/25/96          4.60%
7/2/96           4.60%
7/9/96           4.59%
7/16/96          4.65%
7/23/96          4.67%
7/30/96          4.66%
8/6/96           4.70%
8/13/96          4.69%
8/20/96          4.71%
8/27/96          4.71%
9/3/96           4.67%
9/10/96          4.63%
9/17/96          4.67%
9/24/96          4.67%
9/30/96          4.66%

The seven-day compounded yield is computed by determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven calendar day period, dividing that change by seven, adding one to the quotient, raising the sum to the 365th power and subtracting one from the result.
*Historical results are not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES
SEPTEMBER 30, 1996

(Percentages of each investment category relate to total net assets.)

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.0%)
$1,775,000 Federal National Mortgage Association Discount
            Note..............................................  5.49%    12/06/96   $  1,757,326
  115,000  U.S. Treasury Bill.................................  5.27%    10/17/96        114,721
  210,000  U.S. Treasury Bill.................................  5.19%    11/14/96        208,672
1,000,000  U.S. Treasury Bill.................................  5.29%    12/12/96        989,557
                                                                                    ------------
           Total U.S. government and agency obligations (cost: $3,070,276).......      3,070,276
                                                                                    ------------
COMMERCIAL PAPER (91.3%)
  CAPITAL GOODS (1.8%)
    Information Processing (1.8%)
  300,000  Hewlett Packard....................................  5.50%    10/01/96        299,955
  485,000  Hewlett Packard....................................  5.56%    10/15/96        483,907
                                                                                    ------------
                                                                                         783,862
                                                                                    ------------
  BASIC INDUSTRIES (4.9%)
    Chemicals (4.9%)
1,725,000  Dupont.............................................  5.39%    11/15/96      1,713,428
  445,000  Monsanto Company (c)...............................  5.63%    11/19/96        441,632
                                                                                    ------------
                                                                                       2,155,060
                                                                                    ------------
  CONSUMER STAPLES (38.0%)
    Drugs (4.2%)
  500,000  American Home Products Corporation (c) ..... 5.44% - 5.47%    10/10/96        499,259
1,345,000  American Home Products Corporation (c).............  5.47%    10/18/96      1,341,409
                                                                                    ------------
                                                                                       1,840,668
                                                                                    ------------
    Food (15.0%)
1,745,000  Cargill Inc........................................  5.52%    10/21/96      1,739,534
1,000,000  Coca Cola Company..................................  5.37%    11/18/96        992,841
1,150,000  Coca Cola Company..................................  5.47%    12/13/96      1,137,424
1,745,000  CPC International Inc (c)..........................  5.45%    11/25/96      1,730,613
  995,000  Pepsico Inc........................................  5.36%    10/04/96        994,418
                                                                                    ------------
                                                                                       6,594,830
                                                                                    ------------
    Entertainment (2.9%)
1,120,000  Walt Disney........................................  5.42%    10/28/96      1,115,401
  135,000  Walt Disney........................................  5.53%    12/05/96        133,668
                                                                                    ------------
                                                                                       1,249,069
                                                                                    ------------

              See accompanying notes to investments in securities.

                                                      ADVANTUS MONEY MARKET FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  CONSUMER STAPLES--CONTINUED
    Household Products (.7%)
$ 315,000  Colgate-Palmolive..................................  5.49%    10/08/96   $    314,626
                                                                                    ------------
    Management (4.5%)
2,000,000  PHH Corporation....................................  5.39%    10/23/96      1,993,266
                                                                                    ------------
    Media (4.1%)
1,780,000  McGraw-Hill Company................................  5.60%    10/08/96      1,777,844
                                                                                    ------------
    Printing and Publishing (3.6%)
1,600,000  Donnelly and Sons Company..........................  5.43%    11/04/96      1,591,756
                                                                                    ------------
    Tobacco (3.0%)
1,330,000  Phillip Morris.....................................  5.53%    10/29/96      1,324,236
                                                                                    ------------
  CREDIT SENSITIVE (4.3%)
    Hardware and Tools (4.3%)
  285,000  Stanley Works......................................  5.60%    10/16/96        284,310
1,500,000  Stanley Works......................................  5.45%    11/19/96      1,488,958
  125,000  Stanley Works......................................  5.47%    12/10/96        123,684
                                                                                    ------------
                                                                                       1,896,952
                                                                                    ------------
  ENERGY (7.5%)
    Natural Gas Distribution (7.5%)
1,750,000  Laclede Gas Company................................  5.52%    11/13/96      1,738,450
1,570,000  Northern Illinois Gas..............................  5.48%    12/09/96      1,553,698
                                                                                    ------------
                                                                                       3,292,148
                                                                                    ------------
  FINANCIAL (14.0%)
    Auto Finance (6.6%)
1,080,000  Ford Motor Credit..................................  5.42%    10/07/96      1,078,887
1,825,000  GMAC...............................................  5.43%    10/25/96      1,818,270
                                                                                    ------------
                                                                                       2,897,157
                                                                                    ------------
    Consumer Finance (4.4%)
  845,000  Associates Corporation.............................  5.57%    12/10/96        835,967
1,110,000  Associates Corporation.............................  5.53%    12/19/96      1,096,729
                                                                                    ------------
                                                                                       1,932,696
                                                                                    ------------

              See accompanying notes to investments in securities.

ADVANTUS MONEY MARKET FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                       MARKET
PRINCIPAL                                                                             VALUE(a)
---------                                                                           ------------
  FINANCIAL--CONTINUED
    Commercial Finance (3.0%)
$ 195,000  Ciesco.............................................  5.40%    10/30/96   $    194,142
  535,000  Ciesco.............................................  5.57%    12/03/96        529,836
  625,000  Ciesco.............................................  5.58%    12/03/96        618,944
                                                                                    ------------
                                                                                       1,342,922
                                                                                    ------------
  UTILITIES (20.8%)
    Electric (11.3%)
1,330,000  Baltimore Gas and Electric.........................  5.42%    10/17/96      1,326,659
1,680,000  Carolina Power and Light...........................  5.52%    10/01/96      1,679,749
1,965,000  Midamerica Energy..................................  5.37%    10/07/96      1,962,990
                                                                                    ------------
                                                                                       4,969,398
                                                                                    ------------
    Telephones (9.5%)
  845,000  AT&T Corporation...................................  5.52%    11/08/96        840,093
2,000,000  Bellsouth Telephone................................  5.40%    10/22/96      1,993,547
1,360,000  Southwestern Bell Capital..........................  5.44%    12/19/96      1,343,982
                                                                                    ------------
                                                                                       4,177,622
                                                                                    ------------
           Total commercial paper (cost: $40,134,112)............................     40,134,112
                                                                                    ------------
           Total investments in securities (cost: $43,204,388) (b)...............   $ 43,204,388
                                                                                    ------------
                                                                                    ------------

Notes to Investments in Securities
(a) Securities are valued by procedures described in note 1 to the financial statements.
(b) Also represents the cost of securities for federal income tax purposes at September 30, 1996.
(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program of other "accredited investors." These securities have been determined to be liquid under guidelines established by the Board of Directors.

                                                      ADVANTUS MONEY MARKET FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                              SEPTEMBER 30, 1996

                                       ASSETS
Investment in securities, at value--see accompanying schedule for detailed listing (identified cost: $43,204,388)......................  $  43,204,388
Cash in bank on demand deposit........................................        210,879
Receivable for Fund shares sold.......................................        612,840
                                                                        -------------
    Total assets......................................................     44,028,107
                                                                        -------------
                                     LIABILITIES
Payable for Fund shares repurchased...................................         46,371
Payable to Adviser....................................................         29,075
                                                                        -------------
    Total liabilities.................................................         75,446
                                                                        -------------
Net assets applicable to outstanding capital stock....................  $  43,952,661
                                                                        -------------
                                                                        -------------
Represented by:
  Capital stock--authorized 10 billion shares of $.01 par value;
   outstanding, 43,952,661 shares.....................................  $     439,527
  Additional paid-in capital..........................................     43,513,134
                                                                        -------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $  43,952,661
                                                                        -------------
                                                                        -------------

Net asset value per share.............................................  $        1.00
                                                                        -------------
                                                                        -------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 1996

Investment income:
  Interest...........................................................................  $  2,174,126
                                                                                       ------------
Expenses (note 3):
  Investment advisory fee............................................................       198,141
  Distribution fees..................................................................       119,211
  Transfer Agent fees and expenses...................................................       112,299
  Adminstrative services fee.........................................................        34,000
  Custodian fees.....................................................................        15,002
  Auditing and accounting services...................................................         7,008
  Legal fees.........................................................................         3,760
  Directors' fees....................................................................           659
  Registration fees..................................................................        41,611
  Printing and shareholder reports...................................................        42,172
  Insurance..........................................................................         5,844
  Other..............................................................................        18,866
                                                                                       ------------
    Total expenses...................................................................       598,573
  Less fees and expenses waived or absorbed:
    Distribution fees................................................................      (119,211)
    Other fund expenses..............................................................      (142,522)
                                                                                       ------------
    Total fees and expenses waived or absorbed.......................................      (261,733)
                                                                                       ------------
    Total net expenses...............................................................       336,840
                                                                                       ------------
    Investment income--net...........................................................     1,837,286
                                                                                       ------------
Net increase in net assets resulting from operations.................................  $  1,837,286
                                                                                       ------------
                                                                                       ------------

                See accompanying notes to financial statements.

                                                      ADVANTUS MONEY MARKET FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
                                         YEARS ENDED SEPTEMBER 30, 1996 AND 1995

                                                                  1996            1995
                                                              -------------   -------------
Operations:
  Investment income--net....................................  $   1,837,286   $   1,461,396
                                                              -------------   -------------
    Increase in net assets resulting from operations........      1,837,286       1,461,396
                                                              -------------   -------------

Distributions to shareholders from net investment income....     (1,837,286)     (1,461,396)
                                                              -------------   -------------
Capital share transactions, at a constant net asset value of
 $1.00:
  Proceeds from sales.......................................     78,484,028      65,293,589
  Shares issued as a result of reinvested dividends.........      1,821,788       1,438,611
  Payments for redemption of shares.........................    (72,459,754)    (56,344,359)
                                                              -------------   -------------
    Increase in net assets from capital share
     transactions...........................................      7,846,062      10,387,841
                                                              -------------   -------------
    Total increase in net assets............................      7,846,062      10,387,841
Net assets at beginning of year.............................     36,106,599      25,718,758
                                                              -------------   -------------
Net assets at end of year...................................  $  43,952,661   $  36,106,599
                                                              -------------   -------------
                                                              -------------   -------------

                See accompanying notes to financial statements.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The Advantus Money Market Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. On February 14, 1995, shareholders of the Fund approved a name change to Advantus Money Market Fund, Inc. (effective March 1,
1995). Prior to March 1, 1995, the Fund was known as MIMLIC Money Market Fund, Inc.

    The significant accounting policies of the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    All securities are valued at the close of each business day. Pursuant to Rule 2a-7 of the Investment Company Act of 1940 (as amended), all securities are valued at amortized cost which approximates market value, in order to maintain a constant net asset value of $1.00.

    Security transactions are accounted for on the date the securities are purchased or sold. Interest income, including amortization of premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Capital gains, if any, are paid annually.

                                                      ADVANTUS MONEY MARKET FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1996, purchases of securities and proceeds from sales aggregated $224,352,145 and $216,184,003, respectively.

(3) EXPENSES AND RELATED PARTY TRANSACTIONS
    On February 14, 1995 shareholders of the Fund approved a new investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. Advantus Capital is a wholly-owned subsidiary of MIMLIC Asset Management Company (MIMLIC Management) which, prior to March 1, 1995, served as investment adviser to the Fund. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .50 percent, which is the same as under the old agreement with MIMLIC Management.

    The Fund pays The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, a flat fee of $977 per month plus $1.50 per month per account for transfer agent fees and expenses.

    The Fund has adopted a Plan of Distribution relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Plan provides for a fee up to .30 percent of average daily net assets to be paid to MIMLIC Sales Corporation (MIMLIC Sales), the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. MIMLIC Sales is currently waiving all of the distribution fees from the Fund.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1996, the administrative services fee was $2,500 per month. Effective February 1, 1996, the administrative services fee is $3,000 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. During the year ended September 30, 1996, Advantus Capital voluntarily agreed to absorb $142,522 in expenses which were otherwise payable by the Fund.

    As of September 30, 1996, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 12,132,935 shares or 27.6 percent of the Fund's total shares outstanding.

    During the year ended September 30, 1996, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $3,760.

ADVANTUS MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                              PERIOD FROM
                                           YEAR ENDED         NOVEMBER 1,       YEAR ENDED
                                         SEPTEMBER 30,          1993 TO        OCTOBER 31,
                                     ----------------------  SEPTEMBER 30,   ----------------
                                        1996      1995(a)       1994(b)       1993     1992
                                     ----------  ----------  -------------   -------  -------
Net asset value, beginning of
 period............................     $ 1.000     $ 1.000     $ 1.000      $ 1.000  $ 1.000
                                     ----------  ----------  -------------   -------  -------
Income from investment operations:
  Net investment income............        .046        .049        .027         .025     .033
                                     ----------  ----------  -------------   -------  -------
    Total from investment
     operations....................        .046        .049        .027         .025     .033
                                     ----------  ----------  -------------   -------  -------
Less distributions:
  Dividends from net investment
   income..........................       (.046)      (.049)      (.027)       (.025)   (.033)
                                     ----------  ----------  -------------   -------  -------
    Total distributions............       (.046)      (.049)      (.027)       (.025)   (.033)
                                     ----------  ----------  -------------   -------  -------
Net asset value, end of period.....     $ 1.000     $ 1.000     $ 1.000      $ 1.000  $ 1.000
                                     ----------  ----------  -------------   -------  -------
                                     ----------  ----------  -------------   -------  -------
Total return (c)...................        4.7%        5.0%        2.7%(d)      2.5%     3.4%
Net assets, end of period (in
 thousands)........................     $43,953     $36,107     $25,719      $23,106  $23,136
Ratio of expenses to average daily
 net assets (e)....................        .85%        .85%        .85%(f)      .85%     .85%
Ratio of net investment income to
 average daily net assets (e)......       4.64%       4.93%       2.95%(f)     2.45%    3.35%

---------
(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) During 1994, the Fund changed its fiscal year end from October 31 to September 30.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value.
(d) Total return is presented for the period from November 1, 1993 to September 30, 1994.
(e) The Fund's Adviser and Distributor voluntarily waived or absorbed $261,733, $240,231, $222,862, $210,392 and $224,636 in expenses for the years ended
    September 30, 1996 and 1995, the period ended September 30, 1994 and the years ended October 31, 1993 and 1992, respectively. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.51%, 1.66%, 1.86%, 1.74% and 1.59%, respectively, and the ratio of net investment income to average daily net assets would have been 3.98%, 4.12%, 1.94%, 1.56% and 2.61%, respectively.
(f) Adjusted to an annual basis.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Money Market Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Money Market Fund, Inc. (the Fund) as of September 30, 1996 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the two years then ended, the period from November 1, 1993 to September 30, 1994 and each of the years in the two-year period ended October 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1996 and the results of its operations, changes in its net assets and financial highlights, for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 1, 1996

ADVANTUS MONEY MARKET FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1996. Dividends for the 1996 calendar year will be reported to you on Form 1099-Div in late January 1997. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

                                                                                            PER
PAYABLE DATE                                                                               SHARE
--------------------------------------------------------------------------------------  -----------
October 31, 1995......................................................................   $   .0042
November 30, 1995.....................................................................       .0041
December 31, 1995.....................................................................       .0042
January 31, 1996......................................................................       .0041
February 29, 1996.....................................................................       .0036
March 31, 1996........................................................................       .0037
April 30, 1996........................................................................       .0036
May 31, 1996..........................................................................       .0038
June 30, 1996.........................................................................       .0037
July 31, 1996.........................................................................       .0038
August 31, 1996.......................................................................       .0039
September 30, 1996....................................................................       .0037
                                                                                        -----------
                                                                                         $   .0464
                                                                                        -----------
                                                                                        -----------

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. To set this up, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semiannual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from MIMLIC Sales Corporation, call 1-800-443-3677. Our voice response system is available from 7 a.m. to 3 a.m. Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the eight Advantus Funds through your local registered representative of MIMLIC Sales Corporation, distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages eight mutual funds containing $346 million in assets in addition to $1.3 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                                    MIMLIC SALES CORPORATION
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-443-3677

MIMLIC SALES CORPORATION                                   BULK RATE
400 ROBERT STREET NORTH                                U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                   ST. PAUL, MN
                                                        PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48643 11/96